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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 29, 2000



                                 U S WEST, Inc.
                            (Formerly "USW-C, Inc.")
             (Exact name of registrant as specified in its charter)




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
        A Delaware Corporation                      Commission File                  IRS Employer Identification
       (State of Incorporation)                     Number 1-14087                         No. 84-0953188
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                 1801 California Street, Denver, Colorado 80202
          (Address of principal executive offices, including Zip Code)


                         Telephone Number (303) 672-2700
              (Registrant's telephone number, including area code)

                    (The Exhibits Index is located on page 2
                                of this report.)


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Item 5.       Other Events

         On February 29, 2000, U S WEST issued a press release which is filed as an exhibit to this Current Report on Form 8-K.


Item 7.       Exhibits

              (c) Exhibits Index

Exhibit 99 -      Press Release issued by the Company on February 29, 2000
                  entitled "Trujillo Will Not Join the New Qwest; Will Remain as Head of U S WEST Until Merger Closes"




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             U S WEST, Inc.
                             (Formerly "USW-C, Inc.")


                        By:  /s/ Thomas O. McGimpsey
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                             Thomas O. McGimpsey
                             Assistant Secretary

Dated:        February 29, 2000